Exhibit 99.1

MACK-CALI ANNOUNCES AGREEMENT WITH BOW STREET

Will Welcome Bow Street’s Full Slate of Independent Director Candidates

Postpones Annual Meeting to July 1, 2020

NEW YORK – June 11, 2020 – Mack-Cali Realty Corporation (“Mack-Cali” or the “Company”) (NYSE: CLI) today announced that it has entered into an agreement with Bow Street LLC (“Bow Street”) in connection with the postponement of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”), which was previously scheduled to occur on June 10, 2020. Under the terms of the agreement, the Mack-Cali Board of Directors (the “Board”) will promptly (and in any event within 48 hours) be reconstituted to be comprised of the following nine directors, eight of whom were nominated by Bow Street and one of whom was nominated by the Company, in each case in connection with the 2020 Annual Meeting: Alan R. Batkin, Michael Berman, Frederic Cumenal, MaryAnne Gilmartin, Tammy K. Jones, A. Akiva Katz, Nori Gerardo Lietz, Mahbod Nia, and Howard Stern. Alan S. Bernikow, Michael J. DeMarco, William L. Mack, Lisa Myers, Laura H. Pomerantz, Irvin D. Reid and Rebecca Robertson will resign as directors of the Company.

Mack-Cali also announced that it has postponed the 2020 Annual Meeting, originally scheduled to be held on June 10, 2020, until July 1, 2020. The reconstituted Board will oversee the Company pending the 2020 Annual Meeting. The Company will formally nominate a revised slate of nine candidates, each of whom is a member of the reconstituted Board, in order to allow time for the Company to update and distribute to shareholders proxy materials that reflect the Company’s revised slate of candidates for election to the Board at the 2020 Annual Meeting. The record date for the determination of shareholders entitled to notice of, and to vote at, the 2020 Annual Meeting will remain April 16, 2020. The 2020 Annual Meeting will be held as a virtual-only meeting. The Company anticipates all director candidates on its revised 9-person slate to be elected to the Board at the 2020 Annual Meeting.

Akiva Katz, Managing Partner of Bow Street, said, “William Mack, Alan Bernikow and Michael DeMarco have assembled a world-class suite of assets, and I look forward to working collaboratively with management and my fellow elected directors to unlock value for all stakeholders in the years to come.”

Howard Shainker, Managing Partner of Bow Street, added, “On behalf of Bow Street, I want to thank Mr. Mack for his decades of service to the Company, its stakeholders, and the Jersey City community, all of which have benefited from his leadership.”

Mack-Cali will amend and supplement its proxy statement and WHITE proxy card to reflect its revised slate of director candidates. The amended proxy statement will provide shareholders with additional information regarding the director candidates and the Annual Meeting. Shareholders should vote the new WHITE proxy card (when it becomes available) in order to have their votes counted at the Annual Meeting. Any votes previously submitted on a WHITE proxy card will not be counted.

Mack-Cali’s full agreement with Bow Street will be filed as an exhibit to a Current Report on Form 8-K that the Company will file with the Securities and Exchange Commission.

About Mack-Cali Realty Corporation

One of the country’s leading real estate investment trusts (REITs), Mack-Cali Realty Corporation is an owner, manager and developer of premier office and multifamily properties in select waterfront and transit-oriented markets throughout New Jersey. Mack-Cali is headquartered in Jersey City, New Jersey, and is the visionary behind the city's flourishing waterfront, where the company is leading development, improvement and place-making initiatives for Harborside, a master-planned destination comprised of class A office, luxury apartments, diverse retail and restaurants, and public spaces.

A fully integrated and self-managed company, Mack-Cali has provided world-class management, leasing, and development services throughout New Jersey and the surrounding region for two decades. By regularly investing in its properties and innovative lifestyle amenity packages, Mack-Cali creates environments that empower tenants and residents to reimagine the way they work and live.

For more information on Mack-Cali Realty Corporation and its properties, visit www.mack-cali.com.

Forward Looking Statements

Statements made in this communication may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue,” or comparable terminology. Such forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K, as may be supplemented or amended by the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise, except as required under applicable law.

Important Additional Information and Where to Find It

This communication may be deemed to contain solicitation material in respect to the solicitation of proxies from the Company's stockholders in connection with the 2020 Annual Meeting. The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its stockholders a definitive proxy statement in connection with the Annual Meeting. The Company expects to file with the SEC and mail to its stockholders an amended and supplemented definitive proxy statement and WHITE proxy card reflecting the Company’s revised slate of director candidates for election to the Board at the 2020 Annual Meeting. The amended and supplemented definitive proxy statement will contain important information about the Company, the 2020 Annual Meeting, the Company’s revised slate of director candidates for election to the Board at the 2020 Annual Meeting, and related matters. Stockholders may obtain a free copy of the amended and supplemented definitive proxy statement and other documents that the Company files with the SEC (when they become available) on the SEC’s website, at www.sec.gov. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE AMENDED AND SUPPLEMENTED DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT SOLICITATION MATERIALS (WHEN THEY BECOME AVAILABLE) BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

Mack-Cali and certain of its directors and executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with the Annual Meeting. Information regarding the names of these directors and executive officers and their respective interests in the Company as of the date of this communication is set forth in the definitive proxy statement for the 2020 Annual Meeting filed by the Company with the SEC on May 7, 2020. The definitive proxy statement and any other documents filed by the Company with the SEC may be obtained by investors and stockholders free of charge on the SEC's website at www.sec.gov. Copies will also be available at no charge on the Company's website at https://www.mack-cali.com.

Contacts: Michael J. DeMarco Mack-Cali Realty Corporation Chief Executive Officer (732) 590-1589 mdemarco@mack-cali.com	Deidre Crockett Mack-Cali Realty Corporation Chief Administrative Officer (732) 590-1025 dcrockett@mack-cali.com

Media Contacts Gasthalter & Co. Jonathan Gasthalter/Amanda Klein (212) 257 4170	Investor Contacts Innisfree M&A Incorporated Scott Winter/Gabrielle Wolf (212) 750 5833